AMERICAN MUNICIPAL
INCOME PORTFOLIO INC.

XAA


SEMIANNUAL REPORT
JULY 31, 2002


[US BANCORP ASSET MANAGEMENT LOGO]

[US BANCORP ASSET MANAGEMENT LOGO]

AMERICAN MUNICIPAL
INCOME PORTFOLIO INC.


FUND OBJECTIVE

American Municipal Income Portfolio Inc. (the "Fund") is a diversified, closed-end management investment company. The investment objective of the Fund is to provide high current income exempt from regular federal income tax, consistent with preservation of capital. The Fund's income and capital gains may be subject to state or local tax and the federal alternative minimum tax. Investors should consult their tax advisors. As with other investment companies, there can be no assurance this Fund will achieve its objective.

PRIMARY INVESTMENTS

A diverse range of municipal securities rated investment-grade or of comparable quality when purchased. These securities may include municipal-derivative securities, such as inverse floating-rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions.

NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE


[SIDENOTE]

TABLE OF CONTENTS

 2 Fund Overview

 7 Financial Statements
   and Notes

17 Investments in
   Securities

AVERAGE ANNUAL TOTAL RETURNS

Based on net asset value for the period ended July 31, 2002

[CHART]

Average annual total returns are through July 31, 2002, and are based on the change in net asset value ("NAV"). They reflect the reinvestment of distributions but do not reflect sales charges. NAV-based performance is used to measure investment management results. - Average annual total returns based on the change in market price for the one-year, five-year, and since-inception periods ended July 31, 2002, were 8.18%, 7.17%, and 5.72%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on those distributions described in the Fund's dividend reinvestment plan, but not on initial purchases. - PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this Fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell. - The Lipper General Municipal Bond Funds: Leveraged Average represents the average annual total return, with distributions reinvested, of leveraged perpetual and term-trust national closed-end municipal funds as characterized by Lipper Inc. The Lehman Brothers Municipal Long Bond Index is comprised of municipal bonds with more than 22 years to maturity and an average credit quality of AA. The Index is unmanaged and does not include any fees or expenses in its total return figures. - The since-inception numbers for the Lipper Average and Lehman Index are calculated from the month end following the Fund's inception through July 31, 2002.

FUND OVERVIEW


SEPTEMBER 15, 2002

FOR THE SIX-MONTH PERIOD ENDED JULY 31, 2002, THE FUND HAD A TOTAL RETURN OF 5.36% BASED ON ITS NAV AND 4.03% BASED ON ITS MARKET PRICE.* The Fund's NAV performance outpaced its two benchmark indices during the period. The Lipper General Municipal Bond Funds: Leveraged Averaged category, the Fund's peer group, averaged a return of 5.15%. The Lehman Brothers Municipal Long Bond Index, the Fund's broad market benchmark that reflects no fees or expenses, returned 3.94% over the same six-month period.

THREE FACTORS HELPED THE FUND OUTPERFORM ITS PEERS AND THE BROAD-BASED BENCHMARK DURING THE SIX-MONTH PERIOD. First, the Fund's continued stance of maintaining a longer duration benefited performance as municipal bond rates trended downward during the period. Second, the Fund was overweighted in two

*All returns assume reinvestment of distributions at prices pursuant to the Fund's dividend reinvestment plan. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION

As a percentage of total assets on July 31, 2002

[CHART]


[SIDENOTE]

FUND MANAGEMENT

DOUG WHITE, CFA, is primarily responsible for the management of the Fund. He has 19 years of financial experience.

CATHERINE STIENSTRA assists with the management of the Fund. She has 14 years of financial experience.

sectors-health care revenue bonds and general obligation bonds-which outperformed the broad index. Third, the Fund's overweighting in Michigan and Texas relative to the benchmark helped performance, as these were the best performing states during the period.

YEAR-TO-DATE THROUGH JULY 31, 2002, MUNICIPAL BONDS WERE THE BEST PERFORMING ASSET CLASS IN BOTH THE BOND AND STOCK MARKETS. The Lehman Municipal Index had a 5.98% return, compared with the Lehman Aggregate Bond Index return of 5.44%. The major contributor to the outperformance by municipal bonds over corporate bonds was the perceived quality and safety of municipal bonds as they avoided the accounting issues plaguing the corporate bond market. In addition, municipals far outpaced all major stock indices. The Dow Jones Industrial Average registered a -11.9% return, the S&P 500 Index a -19.9% return, and the Nasdaq Index a -31.8% return through July 31, 2002. The stock market continues to


GEOGRAPHICAL DISTRIBUTION

As a percentage of total assets on July 31, 2002. Shaded areas without values indicate states in which the Fund has invested less than 0.50% of its assets.

[EDGAR REPRESENTATION OF PRINTED GRAPHIC]

Arizona                                                      4%
California
Colorado                                                    10%
Georgia                                                      9%
Hawaii                                                       2%
Illinois                                                     7%
Indiana                                                      5%
Iowa                                                         2%
Kansas                                                       1%
Kentucky                                                     2%
Michigan                                                     8%
Minnesota                                                   11%
Missouri                                                     1%
Nebraska                                                     1%
Nevada                                                       2%
New Mexico                                                   6%
New York                                                     2%
North Dakota                                                 1%
Ohio                                                         2%
South Dakota                                                 2%
Tennessee                                                    4%
Texas                                                        8%
Utah                                                         1%
Washington                                                   1%
Wisconsin                                                    3%

be negatively impacted by the threat of terrorism, the uncertainty in Iraq and the Middle East, the sluggish U.S. economy, and corporate accounting scandals.

AFTER A YEAR-LONG CAMPAIGN IN 2001 TO LOWER INTEREST RATES TO STIMULATE THE STRUGGLING U.S. ECONOMY, THE FEDERAL RESERVE LEFT SHORT-TERM RATES AT 1.75% THROUGHOUT THE PERIOD. Intermediate- and long-term municipal bond rates showed quite a bit of volatility during the six months but ended lower than where they began. The Bond Buyer 20 Index-a group of 20 A1-rated general obligation bonds with 20-year maturities-started the period at 5.45% and ended at 5.27%.

THE LOWER INTEREST-RATE ENVIRONMENT CONTINUED TO BENEFIT THE FUND'S INCOME LEVEL AS IT LED TO DECREASED BORROWING COSTS FOR THE FUND. In July 2002, the Fund was able to increase its monthly common share dividend amount from 7.3 cents per share to 7.8 cents per share. (See page 5 for an explanation of the Fund's borrowing through the issuance of preferred shares.) The Fund's dividend reserve also benefited from the increased income earned and grew from 17.7 cents per share as of January 31, 2002, to 23.1 cents per share as of July 31, 2002. Keep in mind that even with our strategy of placing excess income earned into a dividend reserve, the Fund's common share dividend level is subject to change. However, we don't anticipate a need to decrease the common share dividend until we see short-term interest rates increase for an extended period of time. With the short-term outlook of the U.S. economy still uncertain, we don't foresee this scenario in the near future.


CREDIT QUALITY BREAKDOWN

As of July 31, 2002, according to Standard & Poor's and Moody's Investors
Service

AAA/Aaa                                64%
AA/Aa                                   5%
A                                      12%
BBB/Baa                                10%
Nonrated                                9%
                                      ----
                                      100%

THE COMBINATION OF A FALTERING ECONOMY, FALLING TAX RECEIPTS, AND LOW INTEREST RATES CAUSED MUNICIPALITIES TO ISSUE MORE BONDS TO FUND PROJECTS AND ALSO TO REFINANCE EXISTING DEBT AT LOWER RATES. In fact, 2002 is shaping up to be the biggest year ever in terms of new supply of municipal bonds. The national supply of municipal bonds is up more than 20% so far this year following a 43% increase in 2001. Projections for the remainder of the year indicate that levels of newly issued bonds could reach a record $300 billion by year end. Typically a supply increase of this magnitude would push municipal bond rates higher relative to Treasury securities. However, the volatile stock market has caused many investors to flock to less-risky investments, thus increasing the demand for municipal bonds and helping move rates lower.

WE CONTINUE TO EMPHASIZE OUR STRATEGIES OF DIVERSIFICATION, LONGER DURATION, AND HIGH QUALITY IN OUR MANAGEMENT OF THE PORTFOLIO. The Fund is diversified by holding municipal bonds in a number of sectors and states. (See charts on pages 2 and 3.) The portfolio's holdings were spread across 25 states with the top five state weightings in Minnesota, Colorado, Georgia, Texas, and Michigan. Regarding sector allocation, we continued to emphasize health care revenue bonds as they have historically offered attractive returns and our management team has extensive experience in researching these types of bonds. Also, the Fund had a


PREFERRED SHARES

The preferred shares issued by the Fund pay dividends at a specified rate and has preference over common shares in the payments of dividends and the liquidation of assets. Rates paid on preferred shares are reset every seven days and are based on short-term, tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (preferred shares are rated AAA by Moody's and Standard & Poor's) and high liquidity (preferred shares trade at par and are remarketed every seven days). The proceeds from the sale of preferred shares are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred shares, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred shares is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if their Fund did not have any preferred shares outstanding. This type of economic environment is unusual and historically has been short term in nature. Investors should also be aware that the issuance of preferred shares results in the leveraging of common shares, which increases the volatility of both the NAV of the Fund and the market value of common shares.

longer duration than the benchmark during the period, as we discussed earlier, and we plan to maintain this stance as we expect rates to remain relatively low in the near term. In addition, the longer duration helps us to generate a higher level of tax-free income for fund shareholders. Lastly, the Fund remained focused on high-quality securities with more than 90% of the holdings considered investment-grade quality. (See table on page 4.) Investment-grade means the quality of the bonds is in one of the four highest categories according to industry rating services such as Standard & Poor's or Moody's.

ONCE AGAIN WE WOULD LIKE TO THANK YOU FOR YOUR CONTINUED INVESTMENT IN THE FUND. We are pleased with the municipal market's performance as well as the portfolio's performance during this otherwise difficult investing environment in the United States. At this point the U.S. economy appears to be at a crossroads, with no clear direction regarding which way it will turn. We have some near-term credit concerns because tax revenues have decreased from many municipalities across the country. We are closely monitoring the situation to see what actions governments are taking to increase revenues and to reduce or eliminate deficits. Our strategy for the time being continues to focus on diversification, high-quality security selection, and longer portfolio duration in order to generate high tax-exempt income for our shareholders.

Sincerely,

/s/ Mark Jordahl

Mark Jordahl, Chief Investment Officer
U.S. Bancorp Asset Management, Inc.

FINANCIAL STATEMENTS (Unaudited)

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  July 31, 2002
.................................................................................

ASSETS:
Investments in securities at market value* (note 2)  .......    $130,036,511
Accrued interest receivable  ...............................       1,399,561
Other assets  ..............................................           4,649
                                                                ------------
  Total assets  ............................................     131,440,721
                                                                ------------

LIABILITIES:
Preferred share distributions payable (note 3)  ............           5,292
Payable for investment securities purchased  ...............       1,502,340
Accrued investment management fee (note 5)  ................          38,389
Accrued administrative fee (note 5)  .......................          25,054
                                                                ------------
  Total liabilities  .......................................       1,571,075

Preferred shares, at liquidation value  ....................      43,500,000
                                                                ------------

  Net assets applicable to outstanding common shares  ......    $ 86,369,646
                                                                ============

NET ASSETS APPLICABLE TO OUTSTANDING COMMON SHARES CONSIST
 OF:
Common shares and additional paid-in capital  ..............    $ 80,531,021
Undistributed net investment income  .......................       1,322,221
Accumulated net realized loss on investments  ..............      (2,562,052)
Unrealized appreciation of investments  ....................       7,078,456
                                                                ------------

  Net assets applicable to outstanding common shares  ......    $ 86,369,646
                                                                ============

*Investments in securities at identified cost  .............    $122,958,055
                                                                ============

NET ASSET VALUE AND MARKET PRICE OF COMMON SHARES:
Net assets applicable to outstanding common shares  ........    $ 86,369,646
Common shares outstanding (authorized 200 million shares of
  $0.01 par value)  ........................................       5,756,267
Net asset value per share  .................................    $      15.00
Market price per share  ....................................    $      14.13

LIQUIDATION PREFERENCE OF PREFERRED SHARES (NOTE 3):
Net assets applicable to outstanding preferred shares  .....    $ 43,500,000
Preferred shares outstanding (authorized one million
  shares)  .................................................           1,740
Liquidation preference per share  ..........................    $     25,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

      2002 Semiannual Report  7  American Municipal Income Portfolio Inc.

FINANCIAL STATEMENTS (Unaudited) continued
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Six Months Ended July 31, 2002
.................................................................................

INCOME:
Interest  ..................................................     $3,625,705
                                                                 ----------

EXPENSES (NOTE 5):
Investment management fee  .................................        221,936
Administrative fee  ........................................        126,820
Remarketing agent fee  .....................................         54,676
Custodian fees  ............................................          9,512
Transfer agent fees  .......................................         13,374
Registration fees  .........................................         10,056
Reports to shareholders  ...................................         18,100
Directors' fees  ...........................................          1,508
Audit and legal fees  ......................................         18,428
Other expenses  ............................................         13,323
                                                                 ----------
  Total expenses  ..........................................        487,733
                                                                 ----------

  Net investment income  ...................................      3,137,972
                                                                 ----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on investments in securities
  (note 4)  ................................................        447,029
Net change in unrealized appreciation or depreciation of
  investments  .............................................      1,196,783
                                                                 ----------

  Net gain on investments  .................................      1,643,812
                                                                 ----------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income  ................................       (279,813)
                                                                 ----------

    Net increase in net assets applicable to common shares
      resulting from operations  ...........................     $4,501,971
                                                                 ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

      2002 Semiannual Report  8  American Municipal Income Portfolio Inc.

FINANCIAL STATEMENTS (Unaudited) continued
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
.................................................................................

                                                                 SIX MONTHS
                                                                   ENDED
                                                                  7/31/02          YEAR ENDED
                                                                (UNAUDITED)         1/31/02
                                                              ----------------  ----------------
OPERATIONS:
Net investment income  .....................................    $  3,137,972      $  5,982,245
Net realized gain on investments  ..........................         447,029            52,472
Net change in unrealized appreciation or depreciation of
  investments  .............................................       1,196,783           622,713
Distributions to preferred shareholders  ...................        (279,813)       (1,057,676)
                                                                ------------      ------------

  Net increase in net assets applicable to common shares
    resulting from operations  .............................       4,501,971         5,599,754
                                                                ------------      ------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income  ................................      (2,550,026)       (4,662,576)
                                                                ------------      ------------

  Total increase in net assets applicable to common
    shares  ................................................       1,951,945           937,178

Net assets applicable to common shares at beginning of
  period  ..................................................      84,417,701        83,480,523
                                                                ------------      ------------

Net assets applicable to common shares at end of period ....    $ 86,369,646      $ 84,417,701
                                                                ============      ============

Undistributed net investment income  .......................    $  1,322,221      $  1,014,088
                                                                ============      ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

      2002 Semiannual Report  9  American Municipal Income Portfolio Inc.

               NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) ORGANIZATION
.............................
                American Municipal Income Portfolio Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended as a diversified, closed-end management investment company. The Fund invests in a diverse range of municipal securities rated investment grade or of comparable quality when purchased. These securities may include municipal derivative securities, such as inverse floating-rate and inverse interest-only municipal securities. Fund shares are listed on the New York Stock Exchange under the symbol XAA.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
.............................
                INVESTMENTS IN SECURITIES
                Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable, or not reflective of market value, portfolio securities are valued according to procedures adopted by the Fund's board of directors in good faith at "fair value," that is, a price that the Fund might reasonably expect to receive for the security or other asset upon its current sale. As of July 31, 2002, the Fund had no fair value securities.

                The current market value of certain fixed-income securities is provided by an independent pricing service. Pricing services generally value fixed-income securities at their bid price using a matrix (model) system which takes into account any "market action" in a security or class of securities, as well as other factors including type of issue, quality, coupon, maturity, call features, ratings, trading characteristics and input from broker-dealers. Fixed-income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

--------------------------------------------------------------------------------

      2002 Semiannual Report  10  American Municipal Income Portfolio Inc.

              NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------

                Pricing services value domestic and foreign equity securities (and occasionally fixed-income securities) traded on a securities exchange or Nasdaq at the last reported sale price, up to the time of valuation, on the exchange on which the security is principally traded or on Nasdaq. If there are no reported sales of a security on the valuation date, it is valued at the most recently quoted bid price reported by the exchange or Nasdaq. If there are no sales and no published bid quotations on an exchange or Nasdaq for a security on the valuation date or a security is not traded on an exchange or Nasdaq, the pricing service may obtain bid prices directly from broker-dealers.

                Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including accretion of bond discount and amortization of premium, is recorded on an accrual basis.

                INVERSE FLOATERS
                As part of its investment strategy, the Fund may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the net asset value applicable to common shares of the Fund may be more volatile than if the Fund did not invest in such securities. As of July 31, 2002, the Fund had no outstanding investments in inverse floaters.

--------------------------------------------------------------------------------

      2002 Semiannual Report  11  American Municipal Income Portfolio Inc.

              NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------

                SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                Delivery and payment for securities that have been purchased by the Fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Fund's net asset value applicable to common shares if the Fund makes such purchases while remaining substantially fully invested. As of July 31, 2002, the Fund had outstanding when-issued or forward commitments of $1,502,340.

                FEDERAL TAXES
                The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                Net investment income and net realized gains and losses may differ for financial statement and tax purposes primarily because of market discount amortization and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

                There were no material differences between book and tax basis of dividends paid during the six months ended July 31, 2002 and the year ended January 31, 2002.

--------------------------------------------------------------------------------

      2002 Semiannual Report  12  American Municipal Income Portfolio Inc.

              NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------

                DISTRIBUTIONS TO SHAREHOLDERS
                Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common share distributions are recorded as of the close of business on the ex-dividend date and preferred share dividends are accrued daily. Net realized capital gains distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the Fund's dividend reinvestment plan, reinvested in additional common shares of the Fund. Under the plan, common shares will be purchased in the open market.

                CLASSIFICATION AND MEASUREMENT OF REDEEMABLE SECURITIES
                The Fund has adopted the classification requirement of EITF D-98, Classification and Measurement of Redeemable Securities. EITF D-98 requires that preferred shares, at liquidation value, be presented separately in the Statement of Assets and Liabilities. Accordingly, certain reclassifications have been made to the financial statements and financial highlights for all prior periods presented. The adoption of EITF D-98 had no impact on the Fund's common share net asset value.

                USE OF ESTIMATES
                The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) REMARKETED
    PREFERRED
    SHARES
.............................
                As of July 31, 2002, the Fund had 1,740 remarketed preferred shares (870 shares in class "T" and 870 shares in class "TH") ("RP-Registered Trademark-") outstanding with a liquidation preference of $25,000 per share. The dividend rate on the RP-Registered Trademark- is adjusted every seven days (on Tuesdays for class "T" and on Thursdays for class "TH"), as determined by the remarketing agent. On July 31, 2002, the dividend rates were 1.02% and 1.31% for class "T" and "TH," respectively.
--------------------------------------------------------------------------------

      2002 Semiannual Report  13  American Municipal Income Portfolio Inc.

              NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------

                RP-Registered Trademark- is a registered trademark of Merrill Lynch & Company ("Merrill Lynch").

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
.............................
                Cost of purchases and proceeds from sales of securities other than temporary investments in short-term securities, for the six months ended July 31, 2002, aggregated $16,293,851 and $14,294,260, respectively.

(5) EXPENSES
.............................
                INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                U.S. Bancorp Asset Management, Inc. (the "Advisor"), a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages the Fund's assets and furnishes related office facilities, equipment, research, and personnel pursuant to an investment advisory agreement (the "Agreement"). The Agreement provides the Advisor with a monthly investment management fee equal to an annualized percentage of 0.35% of the Fund's average weekly net assets (including net assets attributable to preferred shares) (computed by subtracting liabilities, which exclude preferred shares, from the value of the total assets of the Fund). For its fee, the Advisor provides investment advice and, in general, conducts the management and investment activities of the Fund.

                U.S. Bancorp Asset Management, Inc. and U.S. Bancorp Fund Services, Inc., a subsidiary of U.S. Bancorp (collectively, the "Administrators"), provide or supervise others who provide administrative services, including certain legal and shareholder services to the Fund pursuant to a co-administration agreement (the "Co-Administration Agreement"). Under the Co-Administration Agreement, the Administrators receive a monthly fee in an amount equal to an annualized rate of 0.20% of the Fund's average weekly net assets (including net assets attributable to preferred shares) (computed by subtracting liabilities, which exclude preferred shares, from the value of the total assets of the Fund). For its fee, the Administrators provide numerous services to the Fund including but not limited to handling the general business affairs, financial and regulatory reporting, and various record-keeping functions. As a part of its co-administrator duties, the Advisor has retained SEI Investments
--------------------------------------------------------------------------------

      2002 Semiannual Report  14  American Municipal Income Portfolio Inc.

              NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------
                Inc. to perform net asset value applicable to common shares calculations and retained EquiServe to perform transfer agent functions.

                REMARKETING AGENT FEE
                The Fund has entered into a remarketing agreement with Merrill Lynch (the "Remarketing Agent"). The remarketing agreement provides the Remarketing Agent with a monthly fee in an amount equal to an annualized rate of 0.25% of the Fund's average amount of RP-Registered Trademark- outstanding. For its fee, the Remarketing Agent will remarket shares of RP-Registered Trademark- tendered to it on behalf of shareholders and will determine the applicable dividend rate for each seven-day dividend period.

                OTHER FEES AND EXPENSES
                In addition to the investment management, administrative, and remarketing agent fees, the Fund is responsible for paying most other operating expenses, including outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal and auditing services, insurance, interest, taxes, and other miscellaneous expenses. During the six months ended July 31, 2002, the Fund paid $10,083 to U.S. Bank for custody services.

(6) CAPITAL LOSS
    CARRYOVER
.............................
                For federal income tax purposes, the Fund had capital loss carryovers at January 31, 2002, which, if not offset by subsequent capital gains, will expire on the Fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                                          CAPITAL LOSS
                                           CARRYOVER      EXPIRATION
                                          ------------  ---------------
                                           $  889,079           2003
                                            1,557,574           2004
                                              216,201           2008
                                              346,227           2009
                                           ----------
                                           $3,009,081
                                           ==========

--------------------------------------------------------------------------------

      2002 Semiannual Report  15  American Municipal Income Portfolio Inc.

             NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------

(7) FINANCIAL
    HIGHLIGHTS
.............................
                Per-share data for common shares outstanding throughout each period and selected information for each period are as follows:

AMERICAN MUNICIPAL INCOME PORTFOLIO INC.

                                             Six
                                           Months
                                            Ended                               Year Ended January 31,
                                           7/31/02    ---------------------------------------------------------------------------
                                         (Unaudited)      2002 (h)          2001         2000          1999 (g)          1998
                                         -----------  -----------------  -----------  -----------  -----------------  -----------
PER-SHARE DATA
Net asset value, common shares,
  beginning of period .................    $14.67          $14.50          $13.17       $15.43          $15.07          $13.98
                                           ------          ------          ------       ------          ------          ------
Operations:
  Net investment income ...............      0.55            1.04            1.15         1.03            1.02            1.00
  Net realized and unrealized gains
    (losses) on investments                  0.27            0.12            1.27        (2.27)           0.36            1.12
  Distributions to
    preferred shareholders:
    From net investment income ........     (0.05)          (0.18)          (0.30)       (0.25)          (0.27)          (0.27)
                                           ------          ------          ------       ------          ------          ------
        Total from operations .........      0.77            0.98            2.12        (1.49)           1.11            1.85
                                           ------          ------          ------       ------          ------          ------
Distributions to common shareholders:
  From net investment income ..........     (0.44)          (0.81)          (0.79)       (0.77)          (0.75)          (0.76)
                                           ------          ------          ------       ------          ------          ------
Net asset value, common shares, end
  of period ...........................    $15.00          $14.67          $14.50       $13.17          $15.43          $15.07
                                           ======          ======          ======       ======          ======          ======
Market value, common shares, end
  of period ...........................    $14.13          $14.02          $13.80       $11.75          $14.00          $13.44
                                           ======          ======          ======       ======          ======          ======
SELECTED INFORMATION
Total return, common shares, net asset
  value (a) ...........................      5.36%           6.92%          16.58%       (9.88)%          7.62%          13.63%
Total return, common shares, market
  value (b) ...........................      4.03%           7.77%          25.44%      (10.81)%         10.07%          17.53%
Net assets at end of period
  (in millions) .......................    $  130          $  128          $  127       $  119          $  132          $  130
Ratio of expenses to average weekly net
  assets applicable to common
  shares (c) ..........................      1.17% (i)        1.17%          1.23%        1.20%           1.13%           1.19%
Ratio of net investment income to
  average weekly net assets applicable
  to common shares (d) (e) ............      6.83% (i)        5.85%          6.23%        5.49%           5.02%           5.10%
Portfolio turnover rate (excluding
  short-term securities) ..............        11%              9%             35%          10%             19%             46%
Remarketed preferred shares
  outstanding, end of period
  (in millions) .......................    $   44          $   44          $   44       $   44          $   44          $   44
Asset coverage per share (in
  thousands) (f) ......................    $   75          $   74          $   73       $   69          $   76          $   75
Liquidation preference and market value
  per share of remarketed preferred
  shares (in thousands) ...............    $   25          $   25          $   25       $   25          $   25          $   25

(a)  ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) RATIO OF EXPENSES TO TOTAL AVERAGE WEEKLY NET ASSETS IS 0.77%, 0.77%, 0.80%, 0.78%, 0.75%, AND 0.78% FOR THE SIX MONTHS ENDED JULY 31, 2002, AND
     FISCAL YEARS 2002, 2001, 2000, 1999, AND 1998, RESPECTIVELY. DIVIDENDS PAID TO PREFERRED SHAREHOLDERS ARE NOT CONSIDERED AN EXPENSE.
(d) RATIO REFLECTS TOTAL NET INVESTMENT INCOME LESS DIVIDENDS PAID TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME DIVIDED BY AVERAGE WEEKLY NET ASSETS APPLICABLE TO COMMON SHARES.
(e) RATIO OF NET INVESTMENT INCOME TO TOTAL AVERAGE WEEKLY NET ASSETS IS 4.95%, 4.69%, 5.45%, 4.72%, 4.52%, AND 4.58% FOR THE SIX MONTHS ENDED JULY 31,
     2002, AND FISCAL YEARS 2002, 2001, 2000, 1999, AND 1998, RESPECTIVELY.
(f)  REPRESENTS TOTAL NET ASSETS DIVIDED BY PREFERRED SHARES OUTSTANDING.
(g) EFFECTIVE AUGUST 10, 1998, THE ADVISOR CHANGED FROM PIPER CAPITAL MANAGEMENT TO U.S. BANK.
(h) EFFECTIVE MAY 1, 2001, U.S. BANCORP ASSET MANAGEMENT, INC. HAS SERVED AS THE ADVISOR.
(i)  ANNUALIZED.

--------------------------------------------------------------------------------

      2002 Semiannual Report  16  American Municipal Income Portfolio Inc.

INVESTMENTS IN SECURITIES (Unaudited)
--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO INC.                             July 31, 2002
 ...........................................................................................

                                                            Principal              Market
Description of Security                                      Amount               Value (a)
---------------------------------------------------------  -----------           -----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS APPLICABLE TO COMMON
SHARES)

MUNICIPAL LONG-TERM SECURITIES -- 146.7%:
  ARIZONA -- 6.2%:
    Douglas Community Housing (Callable 1/20/10 at 102),
      6.13%, 7/20/41.....................................  $  995,000            $ 1,034,074
    Gilbert Industrial Development Authority (Callable
      2/1/09 at 102), 5.85%, 2/1/19......................   1,000,000                955,230
    Pima County United School District (FGIC),
      8.38%, 7/1/13......................................   2,450,000 (b)          3,363,948
                                                                                 -----------
                                                                                   5,353,252
                                                                                 -----------

  COLORADO -- 15.0%:
    E-470 Public Highway, Zero Coupon Bond,
      5.45%, 9/1/32......................................  30,000,000 (g)          5,490,900
    Educational and Cultural Facilities Authority Revenue
      (Callable 12/1/11 at 100), 7.25%, 12/1/30..........   2,000,000              2,064,660
    Educational and Cultural Facilities Authority Revenue
      (Callable 9/15/11 at 100), 7.25%, 9/15/30..........   1,000,000              1,031,820
    Northwest Parkway Public Highway Authority (AMBAC),
      Zero Coupon Bond (Callable 6/15/11 at 33.46),
      6.29%, 6/15/29.....................................   5,000,000 (b)(g)         989,550
    State Multifamily Housing and Financial Authority
      (Callable 4/1/12 at 100), 5.70%, 10/1/42...........   2,750,000              2,798,840
    Water Reserve and Power Development (Callable 9/1/06
      at 101), 5.90%, 9/1/16.............................     500,000                552,470
                                                                                 -----------
                                                                                  12,928,240
                                                                                 -----------

  GEORGIA -- 13.7%:
    Municipal Electrical Authority (FGIC) (Escrowed to
      maturity), 6.50%, 1/1/12...........................  10,000,000 (b)(d)(h)   11,807,600
                                                                                 -----------

  HAWAII -- 3.1%:
    State Department of Budget and Finance,
      6.40%, 7/1/13......................................   2,415,000              2,672,439
                                                                                 -----------

  ILLINOIS -- 10.2%:
    Chicago State University Revenue (MBIA) (Prerefunded
      to 12/1/04 at 102), 6.00%, 12/1/12.................   1,000,000(b)(e)        1,115,630
    Health Facility Authority - Lutheran General
      Hospital, 7.00%, 4/1/08............................   1,000,000              1,147,500
    Health Facility Authority - Lutheran General
      Hospital, 7.00%, 4/1/14............................     500,000                606,860

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

      2002 Semiannual Report  17  American Municipal Income Portfolio Inc.

INVESTMENTS IN SECURITIES (Unaudited) continued
--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
(CONTINUED)

                                                            Principal              Market
Description of Security                                      Amount               Value (a)
---------------------------------------------------------  -----------           -----------
    Kane County School District (FGIC) (Prerefunded to
      2/1/05 at 100), 5.75%, 2/1/15......................  $1,000,000(b)(e)      $ 1,086,990
    Metropolitan Pier and Exposition Authority (MBIA),
      Zero Coupon Bond, 5.77%, 6/15/28...................   8,000,000 (b)(g)       1,869,360
    Rockford Multifamily Housing Revenue (Callable
      1/20/08 at 102), AMT, 5.88%, 1/20/38...............   1,000,000(f)           1,012,930
    University of Illinois Auxiliary Facilities (FGIC)
      (Callable 4/1/11 at 100), 5.25%, 4/1/32............   2,000,000 (b)          2,009,520
                                                                                 -----------
                                                                                   8,848,790
                                                                                 -----------

  INDIANA -- 7.4%:
    Health Facility Authority - Columbus Hospital (FSA),
      7.00%, 8/15/15.....................................   2,670,000 (b)          3,300,707
    Health Facility Authority - Greenwood Village South
      (Callable 5/15/08 at 101), 5.50%, 5/15/18..........   2,280,000              2,022,155
    Municipal Bond Bank (Callable 2/1/04 at 102),
      6.00%, 2/1/16......................................   1,000,000              1,068,540
                                                                                 -----------
                                                                                   6,391,402
                                                                                 -----------

  IOWA -- 3.7%:
    Hospital Facilities Authority (Callable 2/15/10 at
      101), 6.75%, 2/15/15...............................   1,000,000              1,117,000
    Sheldon Health Care Facilities (Callable 3/1/04 at
      101), 6.15%, 3/1/16................................   1,000,000              1,025,270
    State Higher Education Loan Authority Revenue (ACA)
      (Callable 10/1/12 at 100), 5.50%, 10/1/33..........   1,000,000 (b)          1,010,780
                                                                                 -----------
                                                                                   3,153,050
                                                                                 -----------

  KANSAS -- 1.3%:
    Kansas City Utility Systems (FGIC) (Callable 9/1/04
      at 102), 6.25%, 9/1/14.............................   1,000,000 (b)          1,095,490
                                                                                 -----------

  KENTUCKY -- 3.6%:
    State Housing Authority (Callable 11/01/29 at 100),
      6.08%, 1/1/30......................................   3,000,000              3,089,940
                                                                                 -----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

      2002 Semiannual Report  18  American Municipal Income Portfolio Inc.

INVESTMENTS IN SECURITIES (Unaudited) continued
--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
(CONTINUED)

                                                            Principal              Market
Description of Security                                      Amount               Value (a)
---------------------------------------------------------  -----------           -----------
  MICHIGAN -- 12.2%:
    Comstock Park Public Schools (FGIC),
      7.88%, 5/1/11......................................  $3,145,000 (b)(d)     $ 4,080,543
    Hospital Financing Authority - Daughters of Charity
      (Escrowed to maturity, callable 11/1/05 at 101),
      5.25%, 11/1/15.....................................   1,500,000 (h)          1,559,925
    Kent Hospital Financial Authority (MBIA),
      7.25%, 1/15/13.....................................   4,000,000 (b)(d)       4,888,560
                                                                                 -----------
                                                                                  10,529,028
                                                                                 -----------

  MINNESOTA -- 16.6%:
    Eden Prarie Multifamily Housing (Callable 1/20/08 at
      102), 5.60%, 7/20/28...............................     900,000                919,242
    Fairview Healthcare (Callable 11/15/10 at 101),
      6.38%, 11/15/29....................................   2,000,000              2,131,740
    Glencoe Health Care Facilities (Callable 4/1/11 at
      101), 7.50%, 4/1/31................................   1,000,000              1,033,960
    Minneapolis and St. Paul Metropolitan Airport
      Commission (FGIC) (Callable 1/1/10 at 101),
      5.75%, 1/1/32......................................   2,000,000 (b)          2,121,680
    Minneapolis Special School District #1 (MBIA)
      (Callable 2/1/03 at 100), 5.45%, 2/1/15............   3,630,000 (b)          3,651,490
    Moorhead Golf Course (Callable 12/1/08 at 100),
      5.88%, 12/1/21.....................................   2,890,000              2,923,177
    State Agricultural and Economic Development Board
      Revenue, Convertible, Zero Coupon Bond (Callable
      11/15/10 at 101), 5.06%, 11/15/22..................   2,290,000 (g)          1,544,468
                                                                                 -----------
                                                                                  14,325,757
                                                                                 -----------

  MISSOURI -- 1.7%:
    Cape Girardeau County Industrial Development
      Authority Revenue (Callable 6/1/12 at 100),
      5.75%, 6/1/32......................................     500,000                498,540
    St. Louis Industrial Development Authority Revenue
      (Callable 12/15/10 at 102), 6.88%, 12/15/20........   1,000,000                998,030
                                                                                 -----------
                                                                                   1,496,570
                                                                                 -----------

  NEBRASKA -- 1.2%:
    Douglas County School District (Callable 6/15/11 at
      100), 5.00%, 12/15/22..............................   1,000,000              1,006,350
                                                                                 -----------

  NEVADA -- 2.5%:
    Washoe County School District (MBIA) (Prerefunded to
      6/1/04 at 101), 5.75%, 6/1/12......................   2,000,000(b)(e)        2,163,420
                                                                                 -----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.
--------------------------------------------------------------------------------

      2002 Semiannual Report  19  American Municipal Income Portfolio Inc.

INVESTMENTS IN SECURITIES (Unaudited) continued
--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
(CONTINUED)

                                                            Principal              Market
Description of Security                                      Amount               Value (a)
---------------------------------------------------------  -----------           -----------
  NEW MEXICO -- 8.9%:
    Mortgage Finance Authority, 6.88%, 1/1/25............  $3,015,000            $ 3,398,719
    Mortgage Finance Authority, 6.50%, 7/1/25............   2,275,000              2,447,627
    Mortgage Finance Authority, 6.75%, 7/1/25............   1,780,000              1,824,607
                                                                                 -----------
                                                                                   7,670,953
                                                                                 -----------

  NEW YORK -- 3.1%:
    New York City, Series B, 5.75%, 8/1/16...............   1,400,000              1,513,904
    New York Water and Sewer System (Crossover refunded
      to 6/15/10 at 101), 6.00%, 6/15/33.................     380,000(e)             437,825
    New York Water and Sewer System (Prerefunded to
      6/15/10 at 101), 6.00%, 6/15/33....................     620,000(e)             731,476
                                                                                 -----------
                                                                                   2,683,205
                                                                                 -----------

  NORTH DAKOTA -- 3.3%:
    Fargo Health Systems Revenue (Callable 6/1/10 at
      101), 5.63%, 6/1/31................................   1,750,000              1,809,517
    Grand Forks Health Care Facilities Revenue (MBIA)
      (Callable 9/23/02 at 101.50), 6.63%, 12/1/10.......   1,000,000 (b)          1,019,150
                                                                                 -----------
                                                                                   2,828,667
                                                                                 -----------

  OHIO -- 2.4%:
    Richland County Hospital Facilities (Callable
      11/15/10 at 101), 6.13%, 11/15/16..................   1,000,000              1,064,960
    Richland County Hospital Facilities (Callable
      11/15/10 at 101), 6.38%, 11/15/30..................   1,000,000              1,046,890
                                                                                 -----------
                                                                                   2,111,850
                                                                                 -----------

  RHODE ISLAND -- 0.5%:
    Tobacco Settlement Financing (Callable 6/1/12 at
      100), 6.25%, 6/1/42................................     500,000                472,755
                                                                                 -----------

  SOUTH DAKOTA -- 3.7%:
    Health and Education Facilities Authority - Prairie
      Crossings (Callable at 11/1/09 at 102),
      6.00%, 11/1/19.....................................   2,000,000              2,189,160
    Housing and Development Authority (Callable 5/1/04 at
      102), 5.80%, 5/1/14................................     965,000              1,003,668
                                                                                 -----------
                                                                                   3,192,828
                                                                                 -----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

      2002 Semiannual Report  20  American Municipal Income Portfolio Inc.

INVESTMENTS IN SECURITIES (Unaudited) continued
--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
(CONTINUED)

                                                            Principal              Market
Description of Security                                      Amount               Value (a)
---------------------------------------------------------  -----------           -----------
  TENNESSEE -- 6.3%:
    Johnson City Health and Education Facilities
      (Callable 7/1/12 at 103), 7.50%, 7/1/33............  $2,000,000            $ 2,142,060
    Knox County Health, Education and Housing Facilities
      Board Revenue (Callable 4/15/12 at 101),
      6.50%, 4/15/31.....................................     300,000                306,153
    Shelby County Health, Education and Housing
      Facilities Board Revenue (Callable 7/1/09 at 102),
      5.50%, 7/1/20......................................   1,000,000              1,023,290
    Shelby County Health, Education and Housing
      Facilities Board Revenue (Callable 9/1/12 at 100),
      6.50%, 9/1/21......................................     650,000                683,468
    Sullivan County Health, Education and Housing
      Facilities Board Revenue (Callable 9/1/12 at 101),
      6.25%, 9/1/32......................................   1,250,000              1,256,862
                                                                                 -----------
                                                                                   5,411,833
                                                                                 -----------

  TEXAS -- 12.9%:
    Abilene Health Facility Development (Callable 8/15/08
      at 101), 5.88%, 11/15/18...........................   1,150,000              1,026,318
    Arlington Independent School District (Callable
      2/15/05 at 100), 6.00%, 2/15/15....................     670,000                717,583
    Brazoria County Environmental Authority (Callable
      5/15/12 at 100), 5.70%, 5/15/33....................     500,000                508,580
    Fort Bend Independent School District (Escrowed to
      maturity, callable 2/15/08 at 100),
      5.00%, 2/15/14.....................................   1,000,000 (h)          1,086,860
    Grand Prairie Independent School District (PSF), Zero
      Coupon Bond (Callable 8/15/11 at 100),
      5.85%, 2/15/26.....................................   3,000,000 (b)(g)       3,217,830
    Gregg County Health Facilities Development Revenue
      (Callable 10/1/12 at 100), 6.50%, 10/1/29..........   1,500,000              1,504,800
    Houston Water Conveyance System (AMBAC),
      7.50%, 12/15/16....................................     745,000 (b)            977,738
    Sam Rayburn Municipal Power Agency (RAAI) (Callable
      10/1/12 at 100), 5.75%, 10/1/21....................   1,000,000 (b)          1,033,350
    Tarrant County Housing and Finance Authority
      (Callable 7/1/10 at 102), 6.88%, 7/1/30............   1,000,000              1,046,360
                                                                                 -----------
                                                                                  11,119,419
                                                                                 -----------

  UTAH -- 1.2%:
    Nebo County School District (FGIC) (Prerefunded to
      6/15/04 at 100), 5.75%, 6/15/14....................   1,000,000(b)(e)        1,073,910
                                                                                 -----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

      2002 Semiannual Report  21  American Municipal Income Portfolio Inc.

INVESTMENTS IN SECURITIES (Unaudited) continued
--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
(CONTINUED)

                                                            Principal              Market
Description of Security                                    Amount/Shares          Value (a)
---------------------------------------------------------  -----------           -----------
  WASHINGTON -- 1.2%:
    Douglas County Public Utility District (MBIA)
      (Callable 1/1/05 at 102), 6.00%, 1/1/15............  $1,000,000 (b)        $ 1,070,250
                                                                                 -----------

  WISCONSIN -- 4.8%:
    Badger Tobacco Asset Securitization,
      6.38%, 6/1/32......................................     500,000                487,900
    Health and Education Facilities - Beloit Hospital
      (Callable 7/1/03 at 102), 5.90%, 7/1/11............     625,000                643,031
    State Health and Educational Facility Authority
      Revenue (Callable 11/15/08 at 102),
      5.75%, 11/15/27....................................   1,800,000              1,542,330
    State Health and Educational Facility Authority
      Revenue (Callable 2/15/12 at 101),
      5.75%, 8/15/30.....................................   1,500,000              1,514,115
                                                                                 -----------
                                                                                   4,187,376
                                                                                 -----------

      Total Municipal Long-Term Securities
        (cost: $119,605,918).............................                        126,684,374
                                                                                 -----------

MUNICIPAL SHORT-TERM SECURITIES -- 1.1%:
  WASHINGTON -- 1.1%:
    State Health Care Facilities Authority Revenue, VRDN,
      1.65%, 1/1/18
      (cost: $950,000)...................................     950,000(b)(c)          950,000
                                                                                 -----------
RELATED PARTY MONEY MARKET FUND -- 2.8%
    First American Tax Free Obligations Fund
      (cost: $2,402,137).................................   2,402,137(i)           2,402,137
                                                                                 -----------

      Total Investments in Securities -- 150.6%
        (cost: $122,958,055) (j).........................                        130,036,511
      Other Assets less Liabilities -- (0.2)%............                           (166,865)
      Preferred Shares, at Liquidation Value --
        (50.4)%..........................................                        (43,500,000)
                                                                                 -----------

      Net Assets Applicable to Common Shares -- 100.0%...                        $86,369,646
                                                                                 ===========

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

      2002 Semiannual Report  22  American Municipal Income Portfolio Inc.

INVESTMENTS IN SECURITIES (Unaudited) continued
--------------------------------------------------------------------------------

Investments in Securities:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE NOTES TO FINANCIAL STATEMENTS.
(b)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
     ACA--AMERICAN CAPITAL ACCESS
     AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
     FGIC--FINANCIAL GUARANTY INSURANCE CORPORATION
     FSA--FINANCIAL SECURITY ASSURANCE
     MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION
     PSF--PERMANENT SCHOOL FUND
     RAAI--RADIAN ASSET ASSURANCE INC.
     VRDN--VARIABLE RATE DEMAND NOTE
(c) FLOATING OR VARIABLE RATE OBLIGATION MATURING IN MORE THAN ONE YEAR. THE INTEREST RATE, WHICH IS BASED ON SPECIFIC, OR AN INDEX OF, MARKET INTEREST RATES, IS SUBJECT TO CHANGE PERIODICALLY AND IS THE EFFECTIVE RATE ON
     JULY 31, 2002. THIS INSTRUMENT MAY ALSO HAVE A DEMAND FEATURE WHICH ALLOWS THE RECOVERY OF PRINCIPAL AT ANY TIME, OR AT SPECIFIED INTERVALS NOT EXCEEDING ONE YEAR, ON UP TO 30 DAYS' NOTICE. MATURITY DATE SHOWN REPRESENTS FINAL MATURITY.
(d) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT AND MAY NOT BE SOLD TO THE PUBLIC. THESE SECURITIES ARE CONSIDERED ILLIQUID. THE FUND IS NOT LIMITED IN ITS ABILITY TO INVEST IN THESE ILLIQUID SECURITIES. ON JULY 31, 2002, THE AGGREGATE VALUE OF THESE INVESTMENTS WAS $20,776,703 OR 24.1% OF TOTAL NET ASSETS APPLICABLE TO COMMON SHARES. INFORMATION REGARDING THESE SECURITIES IS AS FOLLOWS:

                                                                               DATE
                         SECURITY                                 PAR        ACQUIRED    COST BASIS
-----------------------------------------------------------   -----------   ----------   -----------
GEORGIA MUNICIPAL ELECTRICAL AUTHORITY                        $10,000,000     10/95      $10,780,494
COMSTOCK, MI, PARK PUBLIC SCHOOLS                               3,145,000   10/95-7/96     3,672,764
KENT, MI, HOSPITAL FINANCIAL AUTHORITY-MICHIGAN HOSPITALS       4,000,000   9/96-2/97      4,551,020

(e) PREREFUNDED ISSUES ARE TYPICALLY BACKED BY U.S. GOVERNMENT OBLIGATIONS. CROSSOVER REFUNDED ISSUES ARE BACKED BY THE CREDIT OF THE REFUNDING ISSUER. IN BOTH CASES THE BONDS MATURE AT THE DATE AND PRICE INDICATED.
(f) AMT--ALTERNATIVE MINIMUM TAX. AS OF JULY 31, 2002, THE AGGREGATE MARKET VALUE OF SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX IS $1,012,930, WHICH REPRESENTS 1.2% OF NET ASSETS APPLICABLE TO COMMON SHARES.
(g)  THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE TIME OF PURCHASE.
(h) ESCROWED TO MATURITY ISSUES ARE TYPICALLY BACKED BY U.S. GOVERNMENT OBLIGATIONS. THESE BONDS MAY STILL BE SUBJECT TO CALL AT THE CALL DATE AND PRICE INDICATED.
(i) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANCORP ASSET MANAGEMENT, INC., WHICH ALSO SERVES AS ADVISOR FOR THE FUND. SEE NOTE 5 IN THE NOTES TO FINANCIAL STATEMENTS.
(j) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION.......  $ 8,088,196
      GROSS UNREALIZED DEPRECIATION.......   (1,009,740)
                                            -----------
        NET UNREALIZED APPRECIATION.......  $ 7,078,456
                                            ===========

--------------------------------------------------------------------------------

      2002 Semiannual Report  23  American Municipal Income Portfolio Inc.

BOARD OF DIRECTORS

Roger Gibson

Director of Minnesota Municipal Income Portfolio Inc.
Vice President of North America-Mountain Region for United Airlines

Andrew Hunter III
Director of Minnesota Municipal Income Portfolio Inc.
Chairman of Hunter, Keith Industries, Inc.

Leonard Kedrowski
Director of Minnesota Municipal Income Portfolio Inc.
Owner and President of Executive Management Consulting, Inc.

John Murphy Jr.
Director of Minnesota Municipal Income Portfolio Inc.
Executive Vice President of U.S. Bancorp

Richard Riederer
Director of Minnesota Municipal Income Portfolio Inc.
Retired; former President and Chief Executive Officer of Weirton Steel

Joseph Strauss
Director of Minnesota Municipal Income Portfolio Inc.
Former Chairman of First American Investment Funds, Inc.
Owner and President of Strauss Management Company

Virginia Stringer
Chairperson of Minnesota Municipal Income Portfolio Inc.
Owner and President of Strategic Management Resources, Inc.

James Wade
Director of Minnesota Municipal Income Portfolio Inc.
Owner and President of Jim Wade Homes

[US BANCORP ASSET MANAGEMENT LOGO]


AMERICAN MUNICIPAL INCOME PORTFOLIO INC.

2002  SEMIANNUAL REPORT

U.S. Bancorp Asset Management, Inc., is a subsidiary of U.S. Bank National Association. U.S. Bank National Association is a separate entity and wholly owned subsidiary of U.S. Bancorp.











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